UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05128

THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

Alexandre de Takacsy, President

Banque Hottinger & Cie SA

Schutzengasse 30

CH-8001 Zurich

Switzerland

Registrant’s telephone number, including area code: 1-888-SWISS-00

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Brian A. Berris[1]

Director

David R. Bock[2]

Director

Jean-Marc Boillat[3]

Director

Richard A. Brealey[2,4]

Director

Alexandre de Takacsy

President

Director

Claus Helbig[2]

Director

R. Clark Hooper[2]

Director

Paul Hottinguer

Director

Rudolf Millisits

Chief Executive Officer

Philippe R. Comby, CFA, FRM

Chief Financial Officer

Vice President

Jennifer English

Secretary

Scott Rhodes

Assistant Treasurer

Patrick J. Keniston

Chief Compliance Officer

Director Emeritus

Eric R. Gabus[5]

Baron Hottinguer[5]

[1] Audit Committee Chair [2] Audit Committee Member [3] Governance/Nominating Committee Chair	[4] Pricing Committee Chair [5] Non-remunerated

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to Groupe Banque Hottinger & Cie SA.

Groupe Banque Hottinger & Cie SA dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. Groupe Banque Hottinger & Cie SA has remained under the control of the Hottinger family through seven generations. Its headquarters are in Zurich with offices in Geneva, Sion, Basel, Brig and New York.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Overall Investment Strategy and Process

The goal of the Fund is to provide shareholders with broad exposure to the Swiss equity market and to returns based on long term capital appreciation through investments in Swiss companies that have the potential to provide sustainable returns for their shareholders. Management is looking to generate these returns by investing in companies whose growth profile is underestimated by the market or whose recovery potential is overlooked by other investors. These opportunities exist among companies of all market capitalizations. The Fund invests in Swiss companies ranging from some of the largest global businesses to mid- and smaller-size companies that are less represented in the major Swiss indices, including private equity investments in early stage companies.

As part of its investment process, Management seeks to identify and value the factors driving business developments. Management also uses financial modeling tools, such as discounted cash flow analysis, to assess market-implied expectations about the growth or recovery of specific companies and compares them to its own expectations. As a result, unlike an index fund, the screening and the weighting process of the Fund’s portfolio represents the broader Swiss market.

Management believes that its stock selection process based on the fundamental analysis of specific companies’ business developments will add value to the Fund’s portfolio. This is a long term approach, in particular in the mid and small capitalization sectors of the market where it usually takes more time for those companies’ successes to attract the attention of international investors.

Investment Results

SWZ Performance (U.S. Dollars as of June 30, 2013)
	Market Value Performance	Net Asset Value Performance
Calendar YTD	9.12%	10.39%
1 Year	22.37%	23.32%
5 Years (annualized)	1.30%	1.04%
10 Years (annualized)	9.15%	8.95%

Portfolio Composition

(All percentages are as of June 30, 2013)

Pharmaceutical products (including diagnostics and vaccines) make up 25.25% of the Fund’s portfolio. Consumer goods (Swatch, Richemont and the food group) amount to 17.05% of the Fund’s assets. Companies in both groups can be considered to carry lower-than-average risk when it comes to their dependency on economic growth to generate profits. The level of predictability of these companies’ earnings makes them targets for investors looking for bond-like yields and, as a result, make them more sensitive to the level of, and expectations about, interest rates.

The industrial sector, which constitutes 14.79% of the Fund’s assets, can be divided into goods (niche products or broad market products) and service-oriented businesses.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Consumer goods and pharmaceutical companies’ earnings predictability comes at a rich valuation, which has been pushed even higher in the current low interest rate environment. On the other side, the goods producing segment of the industrial sector is more volatile and, in the absence of economic growth, is exposed to some deflationary trends. The Fund has investments in that segment through its positions in Sulzer and Burckhardt Compression, although Burckhardt Compression is somewhat protected by the strength in its end markets in energy storage and transportation and its strong position in a niche market.

In the banking industry, which represents 8.85% of the Fund’s assets, the Fund has exposure to Credit Suisse and UBS, as Management believes that those companies are ahead of the rest of the Swiss private banking industry in transitioning to a business that is less reliant on revenues from foreign non-taxed assets, which continues to be an area of focus in light of the ongoing tax dispute between Switzerland and the United States. The Swiss federal government has revealed a “Plan B” to settle this dispute after the Swiss Parliament rejected a deal that would have prevented U.S. legal action against Swiss banks suspected of helping tax avoidance. At least twelve Swiss banks are being probed by the U.S. Department of Justice and, in April 2012, were authorized by the Swiss government to cooperate in this investigation. Swiss and U.S. officials are expected to publish a joint statement once they agree on the conditions under which those banks can resolve that investigation.

The Swiss insurance sector, corresponding to 2.89% of the Fund’s portfolio, is subject to the same risks (cost, rates, price of risk) and loss ratio as their non-Swiss peers, but the mid-sized insurers (e.g., Swiss Life) have additional country risk given their exposure to the Swiss pension business or to specific local pricing structures.

Consumer goods, healthcare (pharmaceuticals, biotechnology and medical technology) and industrial service-oriented companies benefit the most from the increase in free liquidity available for financial investments outside the fixed-income markets. The valuation of other sectors like financials (particularly life insurance) and industrial products would benefit from an increase in interest rates that would be introduced by more capital being invested on a long term basis into the real economy.

The Fund is exposed to stock-level specific factors through its investments in companies in various stages of recovery. While it is difficult to fully isolate those factors from the systemic ones, Management estimates that a good portion of the expected returns from the Fund’s positions in Actelion, Panalpina, Nobel Biocare, Lonza, Swiss Life, Meyer Buerger and, to a certain extent, UBS (representing 18.52% of the Fund’s assets in the aggregate) is driven by the development and successful implementation of those companies’ recovery strategies.

The Fund has maintained a large exposure to the healthcare sector as Management

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

believes that the pharmaceutical and biotechnology industries will continue to create value as the quality of management and the drug pipelines of the Swiss companies are at the top of the international standard. Much of the performance of healthcare stocks will depend on the valuation of the sector, the attractiveness of dividend yields and on the progress made in product pipelines. Since 2011, the healthcare sector has benefited from an increase in valuation. Like the European pharmaceutical stocks, the two largest Swiss pharmaceutical companies, Roche and Novartis, have seen an expansion of their price-to-earnings multiples although they remain at reasonable levels based on a historical comparison. Several of the issues facing the pharmaceutical industry over the past decade such as patent cliffs, renewal of product pipelines and R&D productivity also have improved.

Outside of the large capitalization companies, biotech and medical technology companies are attractive for their specific characteristics. In this space, Management seeks to selectively identify companies with a high barrier to entry and a strong footprint in a particular market, such as Actelion. Importance also is given to companies with breakthrough technologies, where potential value creation is significant.

Performance Analysis

(All returns are year-to-date total returns in Swiss francs as of June 30, 2013)

Results for the Swiss equity markets during the first half of the year continued their upward trend. The largest companies in the Swiss Performance Index (SPI Large Caps) achieved returns of 16.01% on the back of a strong showing from Roche, the banks and the luxury goods segment (Richemont and Swatch). The SPI Mid-Cap and the SPI Small-Cap sub-indexes also showed positive returns for the period, rising 11.11% and 6.87%, respectively. The translation of these performance numbers into U.S. dollars is penalized by the 3.4% relative depreciation of the Swiss franc during the period.

Industrial Goods & Services

During the first half of 2013, the industrial goods & services sector returned 7.85%, contributing 1.54% to the total return of the Fund. Among the Fund’s investments, recovery investments cases like Meyer Burger, a solar equipment manufacturer, and Panalpina, a freight forwarding company, outperformed the sector by a factor of more than two, while Sulzer had a single digit negative return. The company’s pump service business has weakened for two consecutive quarters and the general end market industry for pumps also has slowed down.

Schindler, usually a strong performer on the back of its leading market share in elevators and escalators manufacturing and maintenance business, had a flat return for

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

the first six months of the year. In China, although the government is implementing measures to cool off the real estate market and growth is slowing, the level of industrial activity is still strong. Schindler and its competitors are seeking to increase their market share in new installations in order to secure the lucrative service business down the road. As a result, prices are under pressure in that country. The current heavy investment phase at the company level is penalizing the performance of its stock for the moment.

Global capital investment uncertainties also have limited the performance of ABB, although its return of 12.92% for the first half of the year was still better than the total return for the industrial sector as a whole. The mining industry is in a cost cutting mode, and ABB has shown delays in large orders for its process automation division linked to this industry. ABB’s power system division, however, is a turnaround story and has started to see increases in its operating margins.

Pharmaceuticals, Biotechnology, Medical Technology

Since Swiss pharmaceutical stocks peaked at the end of May, the sector returned most of its outperformance during the second quarter. The recent market correction also can be attributed to profit taking after a significant outperformance of the sector earlier in the year. Still, the healthcare sector was the biggest contributor (7.65%) to the Fund’s return for the period, due to a combination of heavy weighting in its portfolio and above market returns of 25.84% for the sector as whole. Roche and Novartis returned 32.1% and 21.15%, respectively, during the first half of the year. The mid-capitalization stocks also performed strongly during the period. In the biotechnology space, Actelion returned 33.36%, with new medical technology position Nobel Biocare and biotechnology position Basilea also contributing positively to results.

Roche has the largest capitalization in the Swiss market. The Basel-based company has a core business in innovative drug development and in vitro diagnostics. Management sees Roche as the technology leader in the development of cancer indications. The company is well positioned to dominate this market, where diagnostics will play an increasingly predominant role in hospitals and in private practices. In combination with a particular treatment, diagnostic tools are used to improve the clinical outcome of a patient population. With the combined approach of using the corresponding treatment to the diagnostic, drug providers have strong arguments to justify their higher prices to regulatory authorities. Novartis’ business model in pharmaceutical, vaccines and consumer health, offers diversification opportunities to investors. The company’s activity in generic drugs should provide upside potential, as its Sandoz division has invested significant resources in analytical technologies and in manufacturing to validate and develop processes for producing biosimilar drugs. For 2013, Diovan monotherapy, a treatment for high blood pressure,

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

is still benefitting from the delayed entry of generic competition in the United States. Investor confidence in the pharmaceutical division might improve once the full effect of Diovan generic is evident. There also is a potential to free up capital for higher dividend payments and acquisitions if the new management and chairman decide to sell their Roche stake and the activities that do not necessarily have critical mass, like the animal health business.

Construction & Materials and Chemicals

Both sectors were laggards in the Swiss market during the period. Holcim and Syngenta saw strong recoveries last year, but have since suffered from a high comparison base and weakness in some of their regional markets. In particular Syngenta’s top line in Europe was subdued in the first half of the year, while pricing was resilient. Strong exposure to Latin America in seeds and crop protection should help sector performance in the second half, although investors still need to be convinced about the synergies that can be extracted from management’s initiative combining seeds and crop protection under one roof. Together construction materials and chemicals contributed to 0.51% to the performance of the Fund for the period under review.

Banks

The banking sector was up 11.44% over the first half of the year, contributing 1.42% to the Fund’s performance. Despite ongoing litigation costs in the investment banking and wealth management businesses, progress towards increasing returns on risk-weighted assets and controlling overall costs continued to support positive returns in this sector. The all-important wealth management franchises at UBS and Credit Swiss are resilient. Net new money grew in the mid-single digits despite outflow in off-shore assets in Europe. Gross margins in wealth management also developed positively, staying at a high level despite the changing business mix towards the very competitive on-shore markets like Asia.

Private Equity

Downward adjustments in the value of the Fund’s private equity portfolio had a slight negative impact on the Fund’s overall performance during the period. Private equity deal flow and activity in Switzerland has remained quite subdued in 2013. The reported transaction volume in the buy-out segment decreased in the second quarter, as a result of lingering uncertainty as to the European economic crisis. This challenging macro-economic environment has diminished the prospects for exits for venture-backed companies through public offerings compared to direct sales to strategic buyers. Timing for exits from the Fund’s illiquid holdings remain difficult to predict.

Food & Beverages

This sector, which includes Nestle and Lindt, contributed 1.45% to the Fund’s performance during the period, which is modest given the Fund’s overall allocation to these

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

companies. Although Lindt’s stock returned 20.96%, Nestle’s shares were up only by 7.85%.

Energy

The Fund’s allocation to energy companies resulted in a 0.64% contribution to its performance on the back the first signs of operational improvement at Weatherford, resulting in a strong performance for this new holding. Transocean’s total return year to date was 13.93%.

Macro-Economic Insights

So far 2013 seems a lot like 2012, a succession of risk-on and risk-off swings in investor behavior triggered, in part, by the lack of sustainable trends in macro-economic data. Gross domestic product expectations have fluctuated and so have liquidity expectations. The outlook for the amount of liquidity the Federal Reserve will continue to provide is very important, at least in the short term, in explaining the performance and risk of the different sectors and industries in the Swiss market.

Economic growth and inflation worldwide and in Switzerland

Worldwide economic growth decelerated at the end of the second quarter on the back of a meaningful slowdown in service sector growth. Manufacturing in China also has slowed, forcing China’s government to announce measures to support growth. A significant expansion in credit in recent years, especially in China, as well as a strengthening of the U.S. dollar has heightened risks in emerging markets. In China, authorities appear to be increasingly focused on the sustainability of growth and longer-term structural reforms in order to prevent further build-up of a credit bubble. These political decisions would be bullish for the economy over the long run, but deflationary in the near-term.

The U.S. economy has continued to perform reasonably well despite a larger than expected tightening in fiscal policy. A major concern in the U.S. market has been the timing and degree of reduction of the Federal Reserve’s Quantitative Easing policy. The Federal Reserve’s policy rate will likely remain at zero until the end 2014 or even longer as the national unemployment rate remains higher than the Federal Reserve’s target rate of 6.5% and the inflation rate is nearly half of what the Federal Reserve estimates to be its tolerance threshold. However, the continued strengthening of the U.S. private sector underscores that the Federal Reserve’s suggested tapering of its Quantitative Easing policy could get underway this autumn.

In the Eurozone, the latest composite purchasing manager index (“PMI”) rose back into expansionary territory (i.e., above 50) with a broad-based upturn in manufacturing, providing encouraging evidence that the Eurozone could recover from its current recession later this year. The weakness of Europe’s economy has been due to significant fiscal austerity, a general unwillingness of banks to lend and the impact of ongoing

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

weakness in the global economy, particularly in Asia. While corporate demand for credit is still declining and the labor market situation remains dire in many countries, a gradual recovery hints at potential improvement in the months ahead. In terms of monetary policy, the ECB lowered its primary refinancing rate by 25 bps to 0.50% in May. Although the upcoming September election in Germany has delayed some key decisions on the Eurozone stagnation and a more accommodative stance by the ECB, including a possible expansion of its balance sheet, this negative drag is expected to ease in 2014 with the Eurozone backing away from fiscal austerity and policy makers gradually shifting towards more growth-oriented policies.

Swiss gross domestic product growth surprised positively, expanding by 0.6% in the first quarter, driven mainly by private consumption. Favorable labor market conditions, increases in active population and elevated savings rates continued to support robust consumer confidence. Net exports also contributed positively to the Swiss economy, helped by strong demand for pharmaceutical, chemical products, watches and jewelry, while some weakness occurred in services exports. Investments in construction (0.3% quarter-over-quarter) also remained extremely strong. From a business survey standpoint, while the Swiss PMI came in slightly short of market expectations, dropping to 51.9 in June down from 52.2 in May, the most important sub-component included in the June PMI (i.e. the backlog of orders) continued to point high-

er. Business sentiment in the construction sector once again reflected elevated and continued improvements, and weaknesses in the machinery sector have eased. Those surveys suggest a better state for the Swiss corporate sector going forward.

Swiss currency

On the monetary front, the Swiss National Bank (SNB) reserves have remained well controlled, at slightly more than 430 billion Swiss francs, and money supply is surging with M3 growing 11.6% year-over-year in June. While the SNB’s inflation forecasts remained well contained at -0.2% for 2013, 0.2% for 2014, and 0.7% for 2015, the SNB is likely to keep the policy rate low over the coming years, because it otherwise will be harder to defend the EUR/CHF 1.20 ceiling it imposed. However, if the euro risk premium were to decline substantially, the SNB might consider abandoning the exchange rate cap before tightening its interest rate policy.

Market and Sector Outlook

In the Fund’s last shareholder report, Management raised a question about the level of risk building in the financial system on the back of the expansion in currency carry trading. The strong negative reaction of the fixed-income markets and the high dividend paying stocks due to recent statements by the Federal Reserve Chairman underscore this high level of carry trade and front running in the system.

A reduction in the Federal Reserve’s liquidity policy should favor the relative

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

performance of value stocks and mid and small capitalization companies compared to the larger companies with higher dividend pay-outs and higher returns on equity because the valuation gap between value and growth companies is quite high historically. In addition, a tapering of the Federal Reserve’s Quantitative Easing policy would signal a better economic environment and lower deflation risk which also is positive for cyclical value stocks. The relative performance of the different industry groups will otherwise depend on investors’ appetite for risk and their willingness to bear higher volatility for higher returns. Management, while very attentive to macro-level risks, continues to focus on producing long term performance for the Fund by looking for companies and sectors that can deliver above average performance over a full economic cycle.

Chinese reforms should continue to weigh negatively on the performance of the industrial sector, but Management expects that to be partially offset by a rebound in European demand. This rebound would help the euro appreciate against the Swiss franc, which should strengthen the Swiss export business.

Growth outlook for the heavily-weighted pharmaceutical industry is favorable based on expected annual earnings growth of between 4% to 6% in the next few years. In addition to analyzing company fundamentals, in selecting particular stocks in this sector Management also is focusing on company development of health systems that will shape the future of healthcare models both in developed and emerging markets. With rising health expenditures in the developed markets, governments and public systems will need these products to implement necessary structural reforms. In the emerging markets, the expansion of the middle class and the increase in wealth will drive the demand for similar products.

Share Buyback

From May 10, 2013 through June 30, 2013, the Fund made open-market purchases of its common stock under its publicly announced 2013 stock repurchase program. $3.6 million was used to repurchase and retire 0.9% of the Fund’s outstanding shares, resulting in an increase to the Fund’s net asset value per share of $0.02. Share repurchases positively affected the Fund’s performance by 0.14%.

Sincerely,

Alexandre de Takacsy

President

Rudolf Millisits

Chief Executive Officer

THE SWISS HELVETIA FUND, INC.

Review of Operations

Trading activity for the six months ended June 30, 2013 involved changes in the following positions:

New Investments by the Fund

Basilea Pharmaceutica AG

DKSH Holding, Ltd.

Emmi AG — Registered

Evolva Holding SA

Lonza Group AG

Meyer Berger Technology AG

Nobel Biocare Holding AG

Panalpina Welttransport Holding AG

Swatch Group AG

Tecan Group AG

Temenos Group AG

Weatherford International, Ltd.

Additions to Existing Investments

ABB, Ltd.

Actelion, Ltd.

Aravis Biotech II — Limited Partnership

Burckhardt Compression Holding AG

Novartis AG

Sulzer AG

Transocean, Ltd.

UBS AG

SelFrag AG, Class A, Series C

SelFrag AG, Class A, Series D

Zurmont Madison Private Equity, Limited Partnership

Securities Disposed of / Expired

Addex Pharmaceuticals, Ltd.

Adecco SA

Allreal Holding AG

Dufry AG

Geberit AG

Givaudan SA

OC Oerlikon AG

SGS SA

Swiss Re AG

Xstrata PLC

Reductions in Existing Investments

Compagnie Financiere Richemont SA

Credit Suisse Group AG

Holcim, Ltd.

Nestle SA

Roche Holding AG

Schindler Holding AG

Swiss Life Holding AG

Syngenta AG

Zurich Financial Services AG

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited)	June 30, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 92.32%

Banks — 8.85%

621,519	Credit Suisse Group AG1 Registered Shares	$16,455,161	3.74%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $14,343,208)

1,322,750	UBS AG1 Registered Shares	22,480,389	5.11%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $17,930,433)

		38,935,550	8.85%

Biotechnology — 8.18%

251,045	Actelion, Ltd.[1] Registered Shares	15,097,458	3.44%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $12,659,255)

63,800	Basilea Pharmaceutica AG Registered Shares	4,720,182	1.07%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $4,406,681)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

3,829,302	Biotie Therapies Oyj[2] Bearer Shares	$1,692,355	0.38%
	Develops drugs that treat dependence disorders, inflammatory diseases, and thrombosis. (Cost $2,118,548)

3,457,000	Evolva Holding SA2 Registered Shares	2,448,016	0.56%
	Discovers and provides innovative, sustainable ingredients for health, nutrition and wellness. (Cost $2,760,399)

130,965	Lonza Group AG Registered Shares	9,848,502	2.24%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. Operates production sites in Europe, the United States, and China. (Cost $8,558,156)

3,029	NovImmune SA2,3 Common Shares	2,170,546	0.49%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		35,977,059	8.18%

Chemicals — 3.73%

42,005	Syngenta AG1 Registered Shares	16,408,654	3.73%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $14,333,059)

		16,408,654	3.73%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Construction & Materials — 1.49%

865	Belimo Holding AG Registered Shares	$1,926,285	0.44%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $577,319)

66,750	Holcim, Ltd. Registered Shares	4,645,657	1.05%
	One of the largest cement producers worldwide. (Cost $4,273,331)

		6,571,942	1.49%

Energy — 4.35%

162,850	Transocean, Ltd. Registered Shares	7,824,511	1.78%
	Owns or operates mobile offshore drilling units, inland drilling barges and other assets utilized in the support of offshore drilling activities worldwide. (Cost $8,261,103)

824,000	Weatherford International, Ltd.[2] Registered Shares	11,321,672	2.57%
Provides equipment and services used for the drilling, completion, and production of oil and natural gas wells. Offers drilling and intervention services, completion systems, artificial lift systems, and compression services.
	(Cost $9,593,016)

		19,146,183	4.35%

No. of Shares	Security	Fair Value	Percent of Net Assets

Food & Beverages — 12.10%

12,050	Emmi AG Registered Shares	$3,524,639	0.80%
	Swiss producer of dairy products and a variety of fruit juices. (Cost $3,492,370)

135	Lindt & Sprungli AG Registered Shares	5,872,853	1.34%
	Major manufacturer of premium Swiss chocolates. (Cost $471,624)

669,000	Nestle SA1 Registered Shares	43,803,361	9.96%
	Largest food and beverage processing company in the world. (Cost $13,040,757)

		53,200,853	12.10%

Industrial Goods & Services — 14.79%

639,700	ABB, Ltd.[1] Registered Shares	13,866,983	3.16%
	One of the largest electrical engineering firms in the world. Active in industrial automation and in power transmission and distribution. (Cost $13,633,538)

8,160	Bucher Industries AG Registered Shares	1,951,707	0.44%
	Manufactures food processing machinery, vehicles, and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $1,616,237)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

25,630	Burckhardt Compression Holding AG Registered Shares	$10,185,362	2.32%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $7,355,838)

157,000	DKSH Holding, Ltd. Registered Shares	12,893,199	2.93%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $12,992,274)

663,000	Meyer Burger Technology AG2 Registered Shares	4,113,312	0.94%
	Supplies systems and produces equipment to the photovoltaic, semiconductor and optoelectronic industries. Produces equipment to build integrated solar systems. (Cost $4,886,877)

75,600	Panalpina Welttransport Holding AG Registered Shares	8,142,092	1.85%
	One of the largest transporters of freight by air and ship, and offers warehousing and distribution services. (Cost $7,767,828)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

37,263	Schindler Holding AG Registered Shares	$5,182,911	1.18%
	Manufactures, installs, and maintains elevators used in airports, subway stations, railroad terminals, shopping centers, cruise ships, hotels and office buildings. (Cost $5,162,813)

54,200	Sulzer AG Registered Shares	8,655,731	1.97%
	Manufactures and sells surface coatings, pumps and process engineering. (Cost $7,862,214)

		64,991,297	14.79%

Insurance — 2.89%

61,300	Swiss Life Holding AG Registered Shares	9,951,572	2.27%
	Provides life insurance and institutional investment management. (Cost $7,687,988)

10,600	Zurich Insurance Group Registered Shares	2,744,808	0.62%
	Offers property, accident, health, automobile, liability, financial risk and life insurance and retirement products. (Cost $2,258,575)

		12,696,380	2.89%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks – (continued)

Medical Technology — 4.35%

168,000	Kuros Biosurgery AG2,3 Common Shares	$710,247	0.16%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

965,000	Nobel Biocare Holding AG Registered Shares	11,729,112	2.67%
	Develops and produces dental implants and prosthetics. Sells under the brand names Branemark System, Steri-Oss/replace, and Procera on the global market. (Cost $9,527,681)

3,731	Spineart SA2,3 Common Shares	2,642,044	0.60%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,329)

43,700	Tecan Group AG Registered Shares	4,032,141	0.92%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $4,028,079)

		19,113,544	4.35%

No. of Shares	Security	Fair Value	Percent of Net Assets

Personal & Household Goods — 4.95%

151,850	Compagnie Financiere Richemont SA1 Bearer Shares	$13,409,150	3.04%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $9,157,841)

89,100	Swatch Group AG Registered Shares	8,381,229	1.91%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $8,559,519)

		21,790,379	4.95%

Pharmaceuticals — 25.25%[5]

606,750	Novartis AG1 Registered Shares	43,030,096	9.78%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $15,606,446)

273,700	Roche Holding AG1 Non-voting equity securities	67,980,236	15.47%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious, autoimmune and respiratory diseases, and for other areas including dermatology and oncology.
	(Cost $30,915,767)

		111,010,332	25.25%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks – (continued)

Technology — 1.39%

251,244	Temenos Group AG Registered Shares	$6,134,055	1.39%
Develops, distributes, implements, and supports its process-oriented, real-time enterprise software designed for management of administrative tasks at banks and financial services companies.
	(Cost $4,975,499)

		6,134,055	1.39%
	Total Common Stocks (Cost $277,505,350)	405,976,228	92.32%

Preferred Stocks — 1.49%

Biotechnology — 0.87%

8,400	Ixodes AG, Series B3,4 Preferred Shares	1,525,433	0.35%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of lyme disease after a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B3 Preferred Shares	2,265,852	0.52%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		3,791,285	0.87%

Industrial Goods & Services — 0.27%

281,917	SelFrag AG, Class A, Series C3 Preferred Shares	1,022,010	0.23%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,553,120)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

47,044	SelFrag AG, Class A, Series D3 Preferred Shares	$170,545	0.04%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $107,713)

		1,192,555	0.27%

Medical Technology — 0.35%

83,611	EyeSense AG, Series C3,4 Preferred Shares	1,555,900	0.35%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		1,555,900	0.35%

	Total Preferred Stocks (Cost $8,982,330)	6,539,740	1.49%

Private Equity Limited Partnerships — 3.43%

Biotechnology Venture — 0.47%

	Aravis Biotech II—Limited Partnership[2,3,4] (Cost $2,584,672)	2,084,588	0.47%

Industrial Buy-out — 2.96%

	Zurmont Madison Private Equity, Limited Partnership[1,2,3,4] (Cost $13,208,761)	13,020,909	2.96%

	Total Private Equity Limited Partnerships (Cost $15,793,433)	15,105,497	3.43%

	Total Investments* (Cost $302,281,113)	427,621,465	97.24%

	Other Assets Less Other Liabilities, net	12,149,013	2.76%

	Net Assets	$439,770,477	100.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	June 30, 2013

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Illiquid. There is not public market for these securities. Securities priced at Fair Value as determined in accordance with the Fund’s valuation procedures. Restricted Securities are not registered under the Securities Act of 1933, as amended. At the end of the period, the aggregate value of these securities amounted to $27,168,073 or 6.17% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007 – May 7, 2013	$2,584,672
EyeSense AG – Preferred Shares C	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
Kuros Biosurgery AG – Common Shares	August 10, 2009 – August 28, 2009	2,516,639
Novimmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
Novimmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
Selfrag AG – Class A Preferred Shares – Series C	December 15, 2011	1,553,120
Selfrag AG – Class A Preferred Shares – Series D	September 21, 2012 – May 9, 2013	107,713
Spineart SA – Common Shares	December 22, 2010	2,623,329
Zurmont Madison Private Equity, LP	September 13, 2007– April 29, 2013	13,208,761

		$31,466,840

[4]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities. Details relating to affiliated company holdings are as follows:

Name of Issuer	Value as of 12/31/12	Gross Additions	Gross Reductions	Income	Value as of 6/30/13
Aravis Biotech II, LP	$2,001,689	$172,652	$—	$—	$2,084,588
EyeSense AG Preferred Shares C	1,973,579	—	—	—	1,555,899
Ixodes AG Preferred Shares B	2,294,204	—	—	—	1,525,433
Zurmont Madison Private Equity, LP	12,319,963	727,408	—	—	13,020,909

[5]

The Fund has a fundamental investment policy that prohibits it from investing 25% or more of its total assets in a particular industry. As of June 30, 2013, the Fund had more than 25% of its total assets invested in the pharmaceutical industry as a result of the appreciation of the value of its existing investments. The Fund will not invest in any additional companies in this industry until such time that the percentage of the Fund’s total assets invested in the industry is below 25%.

*	Cost for Federal income tax purposes is $301,479,754 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	133,589,034
Gross Unrealized Depreciation	7,447,323

Net Unrealized Appreciation (Depreciation)	126,141,711

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (concluded)	June 30, 2013

PORTFOLIO HOLDINGS
% of Net Assets
Common Stocks
Pharmaceuticals	25.25%
Industrial Goods & Services	14.79%
Food & Beverages	12.10%
Banks	8.85%
Biotechnology	8.18%
Personal & Household Goods	4.95%
Medical Technology	4.35%
Energy	4.35%
Chemicals	3.73%
Insurance	2.89%
Construction & Materials	1.49%
Technology	1.39%
Preferred Stocks
Biotechnology	0.87%
Medical Technology	0.35%
Industrial Goods & Services	0.27%
Private Equity Limited Partnerships	3.43%
Other Assets and Liabilities	2.76%

100.00%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities (Unaudited)	For the Period ended June 30, 2013

Assets:
Unaffiliated investments, at value (cost $281,228,490)		$409,434,636
Affiliated investments, at value (cost $21,052,623)		18,186,829
Total investments, at value (cost $302,281,113)		427,621,465

Cash		948,206
Foreign currency (cost $9,289,040)		9,271,112
Tax reclaims receivable		1,327,745
Receivable for securities sold		1,437,168
Prepaid expenses		77,105

Total assets		440,682,801

Liabilities:
Capital shares payable		124,211
Advisory fees payable		263,035
Directors’ fees payable		153,875
Other fees payable		371,203

Total Liabilities		912,324

Net assets		$439,770,477

Composition of Net Assets:
Paid-in capital		279,664,609
Distributable earnings
Accumulated net investment income	7,389,295
Accumulated net realized gain from investment and foreign currency transactions	27,423,432
Net unrealized appreciation on investments and foreign currency	125,293,141

Total earnings		160,105,868

Net assets		$439,770,477

Net Asset Value Per Share:
($439,770,477/30,672,474 shares outstanding, $0.001 par value; 50 million shares authorized)		$14.34

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations (Unaudited)

Investment Income:
Dividends (less foreign tax withheld of $971,176)	$8,256,562

Total income	8,256,562

Expenses:
Investment advisory fees (Note 2)	1,658,894
Directors’ fees and expenses	401,195
Professional fees	231,383
Administration fees	150,889
Custody fees	44,028
Printing and shareholder reports	42,953
Accounting fees	55,326
Transfer agency fees	12,598
Compliance services fees	42,222
Insurance	42,491
Miscellaneous	179,821

Total expenses	2,861,800

Net investment income	5,394,762

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investment transactions	27,602,869
Foreign currency transactions	(633,977)
Net change in unrealized appreciation/depreciation from:
Investments	8,907,010
Foreign Currency	(21,769)

Net Realized and Unrealized Gain on Investments and Foreign Currency	35,854,133

Net Increase in Net Assets from Operations	$41,248,895

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$5,394,762	$4,974,162
Net realized gain (loss) from:
Investment transactions	27,602,869	1,522,811
Foreign currency transactions	(633,977)	(358,095)
Net change in unrealized appreciation/depreciation from:
Investments	8,907,010	41,863,570
Foreign currency translations	(21,769)	205,436

Net increase (decrease) in net assets from operations	41,248,895	48,207,884

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	—	(1,951,063)
Net realized capital gain	—	(185,815)

Total distributions to stockholders	—	(2,136,878)

Capital Share Transactions:
Value of shares issued in reinvestment of dividends and distributions	—	12,344,320
Value of shares repurchased through stock buyback	(3,757,980)	—

Total increase (decrease) from capital share transactions	(3,757,980)	12,344,320

Total increase (decrease) in net assets	37,490,915	58,415,326

Net Assets:
Beginning of period	402,279,562	343,864,236

End of period (including accumulated net investment income of $7,389,295 and $1,994,533, respectively)	$439,770,477	$402,279,562

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Six Months Ended June 30, 2013[1]	For the Years Ended December 31,
		2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value at the beginning of the period	$12.99	$11.54	$15.42	$13.39	$14.45	$19.34

Income from Investment Operations:
Net investment income [2]	0.17	0.16	0.17	0.09	0.06	0.08
Net realized and unrealized gain (loss) on investments[3]	1.18	1.42	(2.04)	2.31	(0.53)	(4.65)

Total from investment activities	1.35	1.58	(1.87)	2.40	(0.47)	(4.57)

Gain from capital share repurchases	—	—	0.02	0.12	— *	0.08
Gain from tender offer	—	—	0.02	—	—	—
Capital change resulting from the issuance of fund shares	—	(0.06)	(0.07)	—	—	(0.08)

Less Distributions:
Dividends from net investment income and net realized gains from foreign currency transactions	—	(0.06)	(0.18)	(0.23)	(0.22)	(0.08)
Distributions from net realized capital gains	—	(0.01)	(1.80)	(0.26)	(0.37)	(0.24)

Total distributions	—	(0.07)	(1.98)	(0.49)	(0.59)	(0.32)

Net asset value at end of period	$14.34	$12.99	$11.54	$15.42	$13.39	$14.45

Market value per share at the end of period	$12.32	$11.29	$9.95	$13.54	$11.62	$12.43

Total Investment Return:[4,5]
Based on market value per share	9.12%	14.17%	(13.03)%	20.79%	(1.20)%	(22.98)%
Based on net asset value per share	10.39%	13.26%	(11.43)%	19.38%	(2.07)%	(23.62)%
Ratios to Average Net Assets:[6]
Net expenses	1.31%	1.44%	1.32%	1.34%	1.23%	1.10%
Gross expenses	1.31%	1.44%	1.33%[7]	1.38%[7]	1.23%	1.12%[7]
Net investment income	2.48%	1.32%	1.19%	0.66%	0.47%	0.49%
Supplemental Data:
Net assets at end of period (000’s)	$439,770	$402,280	$343,864	$467,309	$433,926	$469,062
Average net assets during the period (000’s)	$439,421	$376,713	$439,369	$424,627	$404,535	$554,386
Portfolio turnover rate[1],[5]	37%	61%	55%	61%	123%	66%

*	Amount is less than $0.01.
[1]	Unaudited
[2]	Calculated using the average shares method.
[3]	Includes net realized and unrealized currency gain and losses.
[4]	Total investment return based on market value differs from total investment return based on net asset value (“NAV”) due to changes in relationship between Fund’s market price and its NAV per share.
[5]	Not annualized for periods less than one year.
[6]	Annualized for periods less than one year.
[7]	Reflects the expense ratio excluding any waivers and/or expense reimbursements.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices in valuing such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than sixty days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). The implied volatilities are obtained through several means and are cross-checked. For valuations where divergent information is received, the Fund uses the most conservative volatility (the lowest volatility in the case of long positions and the highest volatility in the case of short positions).

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $27,168,073 or 6.17% of the Fund’s net assets at June 30, 2013, and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2013:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$400,453,392	$—	$5,522,837	$405,976,229
Preferred Stock*	—	—	6,539,739	6,539,739
Private Equity Limited Partnerships	—	—	15,105,497	15,105,497

Total Investments in Securities	$400,453,392	$—	$27,168,073	$427,621,465

*	Please see the Schedule of Investments for industry classifications.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies and private equity limited partnerships that invest in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. At June 30, 2013, privately-held companies, except Eyesense AG, Kuros Biosurgery AG and SelFrag AG, were valued based on a market approach using the most recent observable round of financing, which may also have been acquisition cost. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in the two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at 6/30/2013	Valuation Technique	Unobservable inputs	Range [1]
Privately-held companies
Medical Technology [2]	$2,266,146	Discounted cash flow	Weighted average cost of capital	12%-18%
			Expected compound annual growth rate of revenue (10 years)	39%-46%

Privately-held companies
Medical Technology	$2,642,044	Market approach	Recent round of financing	N/A

Privately-held companies
Biotechnology	$4,436,398	Market approach	Recent round of financing	N/A

Privately-held companies
Biotechnology [3]	$1,525,433	Discounted cash flow	Weighted average cost of capital	16.50%
			Success rate on research and development	50%

Privately-held companies
Industrial goods & services [4]	$1,192,555	Discounted cash flow	Weighted average cost of capital	12%-25%
			Success rate on research and development	20%-70%*
			Expected compound annual growth rate of revenue (10 years)	38%

Private Equity Limited Partnerships
Biotechnology venture	$2,084,588	NAV as a practical expedient	N/A	N/A

Private Equity Limited Partnerships
Industrial buy-out	$13,020,909	NAV as a practical expedient	N/A	N/A

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the success rate on research and development or the expected long-term 10-year revenue growth rate is accompanied by a directionally similar change in fair value. Conversely, a change in the weighted average cost of capital is accompanied by a directionally opposite change in fair value.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

[2]	Eyesense AG—Preferred Shares, Kuros Biosurgery AG—Common Shares were valued based on this technique.
[3]	Ixodes Preferred shares were valued based on this technique
[4]	SelFrag AG—Preferred Shares were valued based on this technique.
*	The inputs range corresponds to different stages of the company’s development. The weighted average success rate is 41%.

The Fund’s policy is to disclose transfers between Levels based on their market prices at the reporting period end. There were no transfers between Levels for the six-month period ended June 30, 2013.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity	Total
Balance as of December 31, 2012	$5,708,671	$7,672,749	$14,321,652	$27,703,072
Change in Unrealized Appreciation/Depreciation	(185,834)	(1,214,968)	(116,215)	(1,517,017)
Net Realized Gain (Loss)	—	—	—	—
Gross Purchases	—	81,958	900,060	982,018

Balance as of June 30, 2013	$5,522,837	$6,539,739	$15,105,497	$27,168,073

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. Distributions

The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on the ex-dividend date.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination for the years ended December 31, 2009 through December 31, 2012. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

F. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown on the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on equity investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

G. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates

Hottinger Capital Corp. (“HCC”), which is wholly-owned by Banque Hottinger & Cie SA, is the Fund’s investment advisor (the “Advisor”). The Fund pays the Advisor an annual advisory fee based on its month-end net assets which is accrued daily and calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of next $200 million and 0.45% of such assets in excess of $800 million. The Fund paid Banque Hottinger & Cie SA, an affiliated broker-dealer of the Advisor, $32,638 in brokerage commissions for the six months ended June 30, 2013.

The Fund and the Advisor have agreed to share equally certain common expenses subject to review by the Audit Committee of the Board. During the six months ended June 30, 2013, $3,500 of expenses incurred in connection with publicizing the Fund were shared equally by the Fund and the Advisor.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Certain officers and Directors of the Fund are also officers or directors of HCC and Banque Hottinger & Cie SA. These persons are not paid by the Fund for serving in these capacities.

Note 3—Other Service Providers

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”) provides certain administration and portfolio accounting services to the Fund, American Stock Transfer & Trust Company is the Fund’s transfer agent, and Citibank, N.A. serves as the Fund’s custodian. The Fund pays these service providers an annual fee, which is accrued daily and paid monthly.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 241,222 of the 30,672,474 shares outstanding on June 30, 2013. Transactions in capital shares were as follows:

	For the Six Months Ended June 30, 2013		For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Dividends Reinvested	—	$—	1,166,760	$12,344,320
Repurchased from Buyback	(296,771)	(3,757,980)	—	—
Repurchased from Tenders	—	—	—	—

Net Increase (Decrease)	(296,771)	$(3,757,980)	1,166,760	$12,344,320

Note 5—Federal Income Tax and Investment Transactions

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund’s fiscal year-end.

The tax character of distributions paid during 2012 was as follows:

2012
Ordinary Income	$1,951,063
Long-Term Capital Gains	185,815

Total	$2,136,878

Under current tax law, capital losses realized after October 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year. At December 31, 2012, the Fund had no deferred post-October 2012 capital and currency losses.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. At December 31, 2012, the Fund had no capital loss carryovers.

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$1,130,509
Undistributed Long-term Capital Gains	1,133,520
Unrealized Appreciation	116,605,994

Total	$118,870,023

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (concluded)

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2012 were $225,076,459 and $235,059,582, respectively.

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange (“NYSE”) in 1999. The Board authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund’s NAV per share without adversely affecting the Fund’s expense ratio.

On December 11, 2012, the Fund announced a stock repurchase program effective for 2013. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 500,000 shares. The Fund intends to repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Advisor to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner. During the six-month period ending June 30, 2013, the Fund repurchased and retired 296,771 shares at an average price of $12.66 per share (including brokerage commissions) and at a weighted average discount of 13.40%. These repurchases had a total cost of $3,757,980 (including brokerage commissions). This difference between the Fund’s NAV and the price of the repurchases resulted in a $0.02 increase to the Fund’s NAV per share.

Note 7—Capital Commitments

As of June 30, 2013, the Fund maintains illiquid investments in two private equity limited partnerships. These investments appear in the Fund’s Schedule of Investments. The Fund’s capital commitments for these issuers are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*	Fair Value as of June 30, 2013
Private Equity Limited Partnerships—International (a)
Aravis Biotech II, LP	$3,434,973	$591,765	$2,084,588
Zurmont Madison Private Equity, LP	14,796,808	779,236	13,020,909

*	The original capital commitment represents 3,250,000 and 14,000,000 Swiss francs for Aravis Biotech II, LP and Zurmont Madison Private Equity LP, respectively. The unfunded commitment represents 732,550 and 1,466,682 Swiss francs, respectively. The Swiss franc (CHF)/U.S. dollar exchange rate as of December 31, 2012 was used for conversion and equals 0.9154.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership. If these investments were held, it is estimated that the underlying assets of each limited partnership would be realized over 3 to 4 years.

Note 8—Subsequent Events

Management has evaluated subsequent events through the date financial statements were issued, and there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Advisory Agreement Approval

At a meeting on June 18, 2013, the Fund’s Independent Directors met in executive session to consider the proposal to approve a renewal of the Fund’s Investment Advisory Agreement (the “Agreement”) with Hottinger Capital Corp. (“HCC”). Prior to the executive session the Board of Directors requested and HCC provided materials regarding its organizational structure, personnel, profitability and other related matters as well as the Fund’s performance. The meeting was preceded by a meeting earlier that day at which a sub-committee of the Fund’s Independent Directors met with representatives of HCC to obtain information from HCC regarding its management and other matters that involve Banque Hottinger et Cie, S.A., the parent company of HCC, relating to the operations of HCC.

The Independent Directors carefully evaluated information that they deemed necessary to enable them to determine that the continuation of the Agreement would be in the best interests of the Fund and its stockholders. Their evaluation included information concerning the Fund’s investment performance and the performance of HCC in managing the Fund’s portfolio, the Fund’s expenses (including the fees paid to HCC for its services), the nature, extent and quality of the services HCC provided to the Fund, the financial position and profitability of HCC, and other benefits that HCC or its parent derived from managing the Fund. They also considered information relating to HCC’s management and controlling stockholder.

The Independent Directors reviewed the Fund’s investment performance, determining that the Fund’s performance should be evaluated against the achievement of the Fund’s investment objective of seeking long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Independent Directors also determined that the relevant measures of performance should utilize, in part, the Fund’s net asset value as measured in Swiss francs because the Fund’s portfolio securities and cash were denominated in Swiss francs and because, as a matter of policy, the Fund did not hedge its currency exposure.

On that basis, the Independent Directors considered the Fund’s one-, three- and five-year investment performance as well as its longer term performance. The Fund’s total return for the year ended December 31, 2012 was 10.9%, with more recent performance improving during the one year period ended May 31, 2013 to 29.8%. The Fund’s total return for the three years, five years and ten years ended May 31, 2013 was 25.9%, -3.9% and 76.3%, and total return from January 1996 through April 2013 was 145.6%.

The Independent Directors were also presented with the performance returns of the Swiss Performance Index (“SPI”), (ii) a group of Swiss equity investment funds managed by Swiss advisers and sold to non-U.S. investors for which performance information was publicly available, (iii) the iShares MSCI Switzerland fund (the “iShares ETF”), which is traded on the NYSE Arca, and (iv) the Swiss Market Index (the “SMI”), another, less diversified, Swiss market index, over periods comparable to those noted above. The Independent Directors noted that the Fund’s total return for the five years ended May 31, 2013, both absolutely and in relative terms, was adversely affected primarily by the Fund’s poor returns during 2008 and 2009 and, to

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (continued)

a lesser extent, 2011, and also noted the measures that HCC had taken since then to bolster its investment advisory capabilities.

The Independent Directors observed that, unlike the Fund, the returns of the SPI, the SMI and the Swiss funds were not subject to the regulatory restrictions, including issuer and concentration limits, applicable to the Fund by virtue of the Investment Company Act, and in some cases did not include the impact of any expenses.

The Independent Directors also considered differences in the structure, nature of investments and purpose of the iShares ETF and the Fund. They also considered the impact of the Fund’s private equity investments on total returns, noting that such investments lowered the Fund’s overall returns compared to these funds and indices, which generally did not have an allocation to private equity. Overall, the Independent Directors believed that these various factors diminished the usefulness in evaluating the Fund’s performance and that of HCC against those funds and indices.

The Independent Directors also considered whether the Fund’s investments were consistent with its management philosophy and the achievement of the Fund’s objective, noting that higher expenses associated with portfolio turnover also would reduce overall returns. The Independent Directors emphasized the ongoing importance of HCC’s adherence to its management philosophy and investment process to achieve the Fund’s investment objective. On the basis of the foregoing, the Independent Directors determined that the Fund’s recent, as well as overall long-term, performance continued to be satisfactory and that its investments were generally consistent with its investment philosophy.

The Independent Directors considered data regarding the difference between the Fund’s per share net asset value and its per share market price. The presentation also included similar data for certain U.S. registered closed-end funds. The Independent Directors noted that the market price per share of the Fund was lower than its net asset value per share, as has been the case in the past. They considered a number of factors that might contribute to the size and persistence of the discount.

The Independent Directors also evaluated the fees HCC charged the Fund for investment advisory services as compared to the fees paid by U.S. registered closed-end country funds. The Independent Directors determined that the fees paid to HCC, even when combined with the seven basis point administration fee paid to the Fund’s unaffiliated administrator, were in the lower half of the group based on April 30, 2013 data. The Independent Directors determined that the combined investment advisory fee and administration fee was also lower than the fees HCC’s parent charged to its private advisory clients and to a Luxembourg-based fund it managed with similar investment objectives and strategies.

The Independent Directors separately considered the fees charged by HCC, including breakpoints at various asset levels ranging from $200 million to $800 million, including at $400 million. They noted that breakpoints allowed the Fund to share in economies of scale as its assets grew. As a result of the Fund’s performance during 2012, the Fund’s net assets increased from $344 at the beginning of 2012 to $402 million at year-end 2012, and were $458 million on May 24, 2013. The Independent Directors noted that the Fund continued to benefit from the breakpoints in the Fund’s advisory fee.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (continued)

The Independent Directors evaluated the nature of the Fund, the creativity of HCC in developing and implementing the Fund’s investment strategies, and the complexity of the Swiss securities market. The Independent Directors acknowledged that expansion of the Fund’s investment policies over the past several years to permit investments in private equity and real estate, the use of options and the allocations to small- and mid-cap investments, had required additional effort on the part of HCC. The Independent Directors determined that HCC’s services to the Fund were professional and that the qualifications and number of HCC personnel, the availability of company research and market and financial information from HCC’s parent in Switzerland were all desirable factors. The Independent Directors considered the Hottinger Group’s continued commitment to supporting HCC as well as other matters relating to HCC’s parent and stockholders, affiliates of Banque Hottinger et Cie, S.A. The Independent Directors also considered that HCC had increased its staff in 2010.

The Independent Directors considered the financial condition of HCC as well as its profitability, noting that the advisory fees it received from the Fund comprised the majority of its revenue. The Independent Directors concluded that HCC’s financial condition was sound and that the fees from the Fund were reasonable for the services it provided to the Fund. The Independent Directors considered other benefits that HCC or its parent could be considered to derive from its relationship with the Fund including very limited brokerage commissions from executing Fund transactions, and the marketing value of the Fund’s performance in attracting other clients. The Independent Directors determined that these benefits were relatively minor and did not affect their overall assessment of the reasonableness of the relationship.

Based on the evaluation of these factors, the Board of Directors, including the Independent Directors with the assistance of independent legal counsel, unanimously concluded that the Fund’s advisory fee rate was reasonable in relation to the service rendered by HCC and therefore approved the continuation of the Agreement.

Results of Annual Meeting of Stockholders

As of April 26, 2013, the record date for the Fund’s 2013 Annual Meeting of Stockholders held on June 19, 2013 (the “Meeting”), there were 30,969,245 shares of the Fund’s common stock eligible to vote. At the Meeting, a quorum was present in person or by proxy and the Fund’s shares were voted on the Proposals presented to the Fund’s stockholders as follows:

1. To elect three Class III Directors to serve for a three year term until the 2016 Annual Meeting of Stockholders:

	For	Withhold Authority	Approval (%)
Jean-Marc Boillat	18,223,083	8,236,084	68.87%
R. Clark Hooper	18,423,123	8,036,044	69.63%
Alexandre de Takacsy	18,198,608	8,260,559	68.78%

2. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2013:

For	Against	Abstain	Approval (%)
25,328,450	1,016,391	172,898	95.52%

Approval percentages are based on the total number of votes cast on a particular Proposal and not on the total number of shares present at the

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

Meeting or the total number of shares of the Fund outstanding.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http:// www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio manager’s decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short-term trading of Swiss equity or equity-linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity-linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset value, AST will complete its purchases, even though

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

THE SWISS HELVETIA FUND, INC.

Executive Offices

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00

212-332-2760

www.swz.com

A SWISS INVESTMENTS FUND

WWW.SWZ.COM

SEMIANNUAL REPORT

For the Six Months Ended

June 30, 2013

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Not applicable.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

On December 11, 2012, the Fund announced a stock repurchase program effective for 2013. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 500,000 shares. As of June 30, 2013, the Fund had repurchased 296,771 shares of its common stock. The principal purpose of the Fund’s stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share without creating a meaningful adverse effect on the Fund’s expense ratio. The Fund intends to repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable. The table below summarizes the activity for the six months ended June 30, 2013.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
				500,000
01/01/13-01/31/13	—	—	—	500,000
02/01/13-02/28/13	—	—	—	500,000
03/01/13-03/31/13	—	—	—	500,000
04/01/13-04/30/13	—	—	—	500,000
05/01/13-05/31/13	128,304	12.7978	128,304	371,696
06/01/13-06/30/13	168,467	12.5019	168,467	203,229

Total	296,771	12.6629	296,771	203,229

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to procedures.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes to the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Swiss Helvetia Fund, Inc.

By (Signature and Title)	/s/ Rudolf Millisits
Rudolf Millisits, Chief Executive Officer

Date August 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Rudolf Millisits
Rudolf Millisits, Chief Executive Officer

Date August 30, 2013

By (Signature and Title)	/s/ Philippe R. Comby
Philippe R. Comby, Chief Financial Officer

Date August 30, 2013